Nature Of Operations And Basis Of Presentation (Narrative) (Details) - shares	Feb. 27, 2019	Jan. 17, 2019	Sep. 30, 2019
I8 Interactive Corporation [Member]
Percentage of interest held in subsidiaries			100.00%
Agreement With Plantro Inc S.A.S. For Purchase Of Interest In Colombian License [Member]
License agreement description	On February 27, 2019, the Company announced the closing of the transaction was extended to the week of April 4, 2019 to satisfy the conditions placed on Plantro Inc S.A.S. We currently believe that the transaction will close by the end of the first quarter of 2020.	On January 17, 2019, the Company entered into an agreement to purchase a 100% interest in the Colombian Licence held by Plantro Inc S.A.S. The transaction is subject to the Purchaser’s satisfaction that it can acquire the Licence free and clear of all encumbrances, completion of due diligence, receipt of any third-party consents and there being no material adverse change in the Licence. The Company agreed to pay 10,000,000 (Ten Million) Restricted common shares of Two Hands Corporation and pay a Royalty of 15% of net income, calculated in accordance with US GAAP, earned from the Licence to Plantro Inc S.A.S. The Transaction was expected to close on February 15, 2019.
Percentage of interest to be purchased		100.00%
Percentage of royalty to be paid for purchase of interest in Colombian license		15.00%
Agreement With Plantro Inc S.A.S. For Purchase Of Interest In Colombian License [Member] | Restricted Stock [Member]
No of shares to be issued for purchase of interest in Colombian license		10,000,000